UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 5, 2015

Cable One, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-36863	13-3060083
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

210 E. Earll Drive, Phoenix, Arizona	85012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 364-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors

On June 5, 2015, Graham Holdings Company (“Graham”), the sole stockholder of Cable One, Inc. (the “Company”), elected Mr. Thomas S. Gayner to serve as a member of the board of directors (the “Board”) of the Company.  Upon his election, Mr. Gayner was also named by the Board as a member of the Company’s Audit, Compensation and Nominating and Governance Committees.  It is expected that Mr. Gayner will be replaced on the Compensation Committee at the time of the previously announced spin-off (the “Spin-off”) of the Company.

Adoption of Certain Compensation and Benefit Plans

On June 5, 2015, the Board adopted the Cable One, Inc. 2015 Omnibus Incentive Compensation Plan (the “2015 Plan”), contingent upon the approval of such plan by Graham. On June 5, 2015, Graham approved the adoption of the 2015 Plan. The 2015 Plan will become effective concurrently with the consummation of the Spin-off. In addition, on June 5, 2015, the Board adopted the Cable One, Inc. Supplemental Executive Retirement Plan (the “SERP”) and the Cable One, Inc. Deferred Compensation Plan (the “DC Plan”).

The 2015 Plan

The 2015 Plan is designed to promote the interests of the Company and its stockholders by providing the employees, directors and consultants of the Company and its subsidiaries with incentives and rewards to encourage them to continue in the service of the Company and its subsidiaries and with a proprietary interest in pursuing the long-term growth, profitability and financial success of the Company. Any of the directors, officers, employees and consultants of the Company and its affiliates are eligible to be granted one or more of the following types of awards under the 2015 Plan: (1) incentive stock options, (2) non-qualified stock options, (3) restricted stock awards, (4) stock appreciation rights, (5) RSUs, (6) cash-based awards, (7) performance-based awards, (8) dividend equivalent rights and (9) other stock-based awards, including, without limitation, performance stock units and deferred stock units. The 2015 Plan includes the authority to grant awards that are intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended. Unless the 2015 Plan is sooner terminated by the Board, no awards may be granted under the 2015 Plan after the tenth anniversary of its effective date.

The 2015 Plan provides that, subject to certain adjustments for certain corporate events, the maximum number of shares of Company common stock, par value $0.01 per share (the “Shares”), that may be issued under the plan is equal to 600,000,  and no more than 400,000 Shares may be issued pursuant to incentive stock options.

The foregoing description of the terms of the 2015 Plan is qualified in its entirety by reference to the full text of the 2015 Plan, which is attached as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

The SERP and the DC Plan

The SERP is a continuation of the Graham Holdings Company Supplemental Executive Retirement Plan (the “Graham SERP”). The Graham SERP is a non-qualified plan to provide certain key executives with supplemental retirement benefits, including a defined benefit portion that supplements payments due to such employees under Graham’s qualified pension plan, and a defined contribution portion that provides for tax-deferred accruals proportionate to the benefits available under Graham’s corresponding qualified 401(k) plan, to the extent that benefits exceed those under Graham’s qualified plans because of applicable tax limitations. The SERP provides for no further accrual of benefits following the Spin-off other than non-qualified deferral of employee compensation through December 31, 2015 pursuant to elections made prior to January 1, 2015. The DC Plan is a continuation of the Graham Deferred Compensation Plan (the “Graham DC Plan”), which provides participants with an opportunity to voluntarily defer the receipt of all or a portion of annual bonus and/or certain long-term cash awards under Graham’s 2012 Incentive Compensation Plan. The DC Plan provides for no further accruals following the Spin-off other than non-qualified deferral of employee compensation through December 31, 2015 pursuant to elections made prior to January 1, 2015. The Company will be responsible following the Spin-off for any obligations to any current and former employees of the Company who participated in the Graham SERP or the Graham DC Plan.

The descriptions of the SERP and the DC Plan are qualified in their entirety by reference to the complete terms and conditions of the SERP and the DC Plan, which are attached as Exhibits 10.5 and 10.6, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 5, 2015, the Board and Graham each approved an amendment to the Company’s Amended Certificate of Incorporation, increasing the number of authorized Shares to 8,000,000, in order to facilitate the distribution of Shares to Graham stockholders by Graham in the Spin-off, based on a distribution ratio of one Share for each share of Graham Class A common stock, par value $1.00 per share, and Graham Class B common stock, par value $1.00 per share. The Amendment became effective on June 5, 2015.  Prior to the Spin-off, Graham, in its capacity as the Company’s sole stockholder, and the Board will approve and adopt the Amended and Restated Certificate of Incorporation and Amended and Restated By-laws of the Company in the forms attached as Exhibits 3.1 and 3.2, respectively, to the Company’s Registration Statement on Form 10 filed with the Securities and Exchange Commission on June 4, 2015.

The description of the Amendment is qualified in its entirety by reference to the complete terms of the Amendment, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

Exhibit	Description

3.1	Certificate of Amendment of Certificate of Incorporation of Cable One, Inc.
10.4	Cable One, Inc. 2015 Omnibus Incentive Compensation Plan
10.5	Cable One, Inc. Supplemental Executive Retirement Plan
10.6	Cable One, Inc. Deferred Compensation Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cable One, Inc.

By:	/s/ Alan H. Silverman
	Name:	Alan H. Silverman
	Title:	Senior Vice President-General Counsel

Date: June 11, 2015

EXHIBIT INDEX
Exhibit	Description

3.1	Certificate of Amendment of Certificate of Incorporation of Cable One, Inc.
10.4	Cable One, Inc. 2015 Omnibus Incentive Compensation Plan
10.5	Cable One, Inc. Supplemental Executive Retirement Plan
10.6	Cable One, Inc. Deferred Compensation Plan